UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025 (February 25, 2025)

Moelis & Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36418	46-4500216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 4th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 883-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On February 27, 2025, Moelis & Company (the “Company”) announced the appointment of Christopher Callesano to Chief Financial Officer effective March 31, 2025. Mr. Callesano succeeds Joseph Simon, our current CFO, who will be leaving the Company following a distinguished 15-year tenure at Moelis. Mr. Simon provided notice of his resignation on February 25, 2025 and will be leaving the Company at the end of May. Additionally, Nick Riehl, our current Head of Financial Reporting, has been appointed as Principal Accounting Officer effective March 31, 2025 succeeding Mr. Callesano in that role.

Biographical Information for Christopher Callesano

Mr. Callesano is currently a Managing Director of the Company and has served as our Principal Accounting Officer since 2016 and Corporate Controller since 2010. Mr. Callesano also served as Chief Financial Officer of Atlas Crest Investment Corp. from 2020 to 2021and Atlas Crest Investment Corp. II from 2021 to 2022. From 2008 to 2010, Mr. Callesano was Senior Managing Director of Financial Reporting and Accounting Policy at NASDAQ OMX where he was responsible for the financial statements filed with the SEC. Previously, Mr. Callesano worked at Merrill Lynch from 2004 to 2008, most recently as Director of Corporate Reporting. Prior to joining Merrill Lynch, Mr. Callesano held various other accounting positions, including as an auditor with Ernst & Young. Mr. Callesano holds a B.S. in Accounting from Penn State University and an M.B.A. in Finance from the Stern School of Business at New York University. He is a Certified Public Accountant and holds a Series 27 license.

Biographical Information for Nick Riehl

Mr. Riehl is currently an Executive Director of the Company and has served as our Head of Financial Reporting since 2018 after joining the Company in 2014. Previously, Mr. Riehl worked at Toys-R-Us from 2010 to 2014, most recently as Manager of Technical Accounting and Policies. In 2009, Mr. Riehl was an Audit Associate at KPMG LLP. Mr. Riehl holds a B.S. in Accounting from The College of New Jersey. He is a Certified Public Accountant and holds a Series 27 license.

Item 7.01 Regulation FD Disclosure.

On February 27, 2025, the Company issued a press release announcing the described above.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release of Moelis & Company dated February 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

Date: February 27, 2025	By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

2